VOYA PARTNERS, INC.

VY® Baron Growth Portfolio

(“Disappearing Portfolio”)

Supplement dated December 2, 2025

to the Disappearing Portfolio’s Prospectus and Statement of Additional Information,

each dated May 1, 2025

On November 13, 2025, the Board of Directors of Voya Partners, Inc. (the “Board”) approved proposals to reorganize the Disappearing Portfolio with and into the following “Surviving Fund” (the “Reorganization”):

Disappearing Portfolio	Surviving Fund
VY® Baron Growth Portfolio	Voya MidCap Opportunities Fund
(a series of Voya Equity Trust)

The proposed Reorganization is subject to approval by the shareholders of the Disappearing Portfolio. A proxy statement/prospectus detailing the proposed Reorganization is expected to be mailed to the Disappearing Portfolio’s shareholders on or about May 6, 2026, and a shareholder meeting is scheduled to be held on or about July 2, 2026. The Disappearing Portfolio will notify its shareholders if shareholder approval of the proposed Reorganization is not obtained. If shareholder approval of the proposed Reorganization is obtained, it is expected that the proposed Reorganization will take place on or about July 17, 2026 (the “Closing Date”).

If shareholders of the Disappearing Portfolio approve the proposed Reorganization, from the close of business on July 6, 2026 through the close of business on July 17, 2026, the Disappearing Portfolio will be in a “transition period” during which time the Disappearing Portfolio’s holdings will, to the extent necessary, be aligned with those of the Surviving Fund. During this time, the Disappearing Portfolio may not be pursuing its investment objective and strategies, and limitations on permissible investments and investment restrictions will not apply. The sales and purchases of securities during the transition period are expected to result in buy and sell transactions and such transactions may be made at a disadvantageous time.

Please note that the Disappearing Portfolio is not offered directly to the public. Purchase and sale of shares of the Disappearing Portfolio may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. The Surviving Fund is offered directly to the public and eligibility to invest in the Surviving Fund is not restricted in the same manner as the Disappearing Portfolio. As a result, the Surviving Fund may not be appropriate for certain shareholders investing under Variable Contracts. Additional information will be provided in the forthcoming proxy statement/prospectus.

Following the Reorganization, the Disappearing Portfolio’s shareholders will hold shares of the Surviving Fund. For more information regarding the Surviving Fund, please contact a Shareholder Services representative at (800) 992-0180 or your financial professional.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE